WSFS Financial Corporation 2Q 2018 Investor Update August 15, 2018 EXHIBIT 99.1

Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302 - 571 - 7264 stockholderrelations@wsfsbank.com www.wsfsbank.com 2 Mark A. Turner Chairman, President and CEO 302 - 571 - 7160 mturner@wsfsbank.com Rodger Levenson Chief Operating Officer 302 - 571 - 7296 rlevenson@wsfsbank.com Dominic C. Canuso Chief Financial Officer 302 - 571 - 6833 dcanuso@wsfsbank.com

Table of Contents Forward - Looking Statements / Non - GAAP Information / Reported Financial Results 2018 Outlook The WSFS Franchise 2Q 2018 Highlights Selected Financial Information Appendix 1 – Management Team Appendix 2 – Business Model Appendix 3 – Non - GAAP Financial Information Page 4 Page 10 Page 13 Page 7 Page 24 Page 35 Page 37 Page 38 3

Forward - Looking Statements This presentation contains estimates, predictions, opinions, projections and other "forward - looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations , financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses , capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward - looking statements. Such forward - looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those related to difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the markets in which the Company operates and in which its loans are concentrated, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company's level of nonperforming assets and the costs associated with resolving problem loans including litigation and other costs; possible additional loan losses and impairment of the collectability of loans; changes in market interest rates which may increase funding costs and reduce earning asset yields and thus reduce margin; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company's investment securities portfolio; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in our loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company's operations including the Dodd - Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued in accordance with this statute and potential expenses associated with complying with such regulations; the Company's ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate liquidity internally or raise capital on favorable terms; possible changes in t rad e , monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; any impairment of the Company's goodwill or other intangible assets; failure of the financial and operational controls of the Company's Cash Connect® division; conditions in the financial markets that may limit the Company's, including the Company’s pending acquisition of Beneficial Bancorp, Inc., access to additional funding to meet its liquidity needs; the success of the Company's growth plans, including the successful integration of past and future acquisitions ; The Company's ability to fully realize the cost savings and other benefits of its acquisitions, manage risks related to business disruption following those acquisitions, and post - acquisition customer acceptance of the Company's products and services and related Customer disintermediation; negative perceptions or publicity with respect to the Company's trust and wealth management business ; adverse judgments or other resolution of pending and future legal proceedings, and cost incurred in defending such proceedings ; system failure or cybersecurity breaches of the Company's network security; the Company's ability to recruit and retain key employees; the effects of problems encountered by other financial institutions that adversely affect the Company or the banking industry generally; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man - made disasters including terrorist attacks; possible changes in the speed of loan prepayments by the Company's customers and loan origination or sales volumes; possible changes in the speed of prepayments of mortgage - backed securities due to changes in the interest rate environment, and the related acceleration of premium amortization on prepayments in the event that prepayments accelerate; regulatory limits on the Company's ability to receive dividends from its subsidiaries and pay dividends to its stockholders; the effects of any reputation, credit, interest rate, market , operational , legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above ; and the effects other risks and uncertainties, including those discussed in the Company's Form 10 - K for the year ended December 31, 2017 and other documents filed by the Company with the Securities and Exchange Commission from time to time . We caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward - looking statement, whether written or oral , that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise .

Non - GAAP Information This presentation contains financial information and performance measures determined by methods other than in accordance with ac counting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects o f s ignificant gains and charges in the periods presented. The Company’s management believes that investors may use these non - GAAP measures to analyze th e Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying perfo rma nce. This non - GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or super ior to, GAAP results . For a reconciliation of these non - GAAP measures to their comparable GAAP measures, see Appendix 3. The following are the non - GAAP measures used in this presentation: ▪ Core net income is a non - GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of securities gains, unrealized gains, recovery of/provision for fraud loss and corporate development costs ▪ Core noninterest income, also called core fee income, is a non - GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of securities gains (losses ) and unrealized gains ▪ Core earnings per share (EPS) is a non - GAAP measure that divides (i) core net income by (ii) weighted average shares of common stock outstanding for the applicable period ▪ Core net revenue is a non - GAAP measure that is determined by adding core net interest income plus core noninterest income ▪ Core noninterest expense is a non - GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development expenses, and recovery of provision for fraud loss ▪ Core efficiency ratio is a non - GAAP measure that is determined by dividing core noninterest expense by the sum of core interest income and core noninterest income ▪ Core fee income to total revenue is a non - GAAP measure that divides (i) core non interest income by (ii) (tax equivalent) core n et interest income and core noninterest income ▪ Core r eturn on assets (ROA) is a non - GAAP measure that divides (i) core net income by (ii) average assets for the applicable period ▪ Core and Sustainable ROA is a non - GAAP measure that divides (i) net income determined in accordance with GAAP and adjusting it by taking core net income and normalizing for long - term credit costs, non - recurring accretion from purchased credit impaired loans (“PCI”), and a normal tax rate by (ii) average assets for the applicable period ▪ Tangible common equity is a non - GAAP measure and is defined as total average stockholders’ equity less goodwill, other intangible assets Return on average tangible common equity ( ROTCE) is a non - GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity 5

Reported Financial Results 2Q 2018 Reported Results: • Reported net income of $28.7 million, or $0.89 per diluted common share for 2Q18 compared to net income of $20.6 million, or $ 0.64 per share for 2Q17 and $37.4 million, or $1.16 per share for 1Q18 • Net revenue was $96.0 million, an increase of $10.0 million, or 12%, from 2Q17 • Net interest income was $61.0 million, an increase of $6.7 million, or 12%, from 2Q17; and noninterest income was $35.0 million, an increase of $3.3 million, or 10%, from 2Q17 • Noninterest expenses were $57.8 million, an increase of $5.1 million, or 10%, from 2Q17 6 • EPS $0.89 • NIM 4.10% • ROA 1.65% • Fee Income / Total Revenue 36.3% • ROTCE 20.61% • Efficiency Ratio 60.0%

2Q 2018 Highlights

2Q 2018 Highlights 2Q 2018 Core (1) Results: Strong Operating Results Balanced Loan Portfolio Growth Continues • Net loans increased $79 million or 7% (annualized) from 1Q18. The increase includes a $42.9 million, or 7% (annualized), increase in commercial and industrial (C&I) loans and a $36.2 million, or 25% (annualized), increase in consumer loans. Net loans increased $285.6 million, or 6%, from 2Q 2017. Excluding the intentional decrease of $51.2 million in residential mortgages, net loans increased $336.8 million, or 8% , including a 26% increase in consumer loans and a 7% increase in C&I loans 8 • EPS $0.90 • NIM 4.10% • ROA 1.67% • Fee Income / Total Revenue 36.3% • ROTCE 20.9% • Efficiency Ratio 59.6% (1) These are non - GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 3 for a reconciliation to GAAP financial information. ($ in millions) 2Q 2018 2Q 2017 Change Core (1) Net Revenue $96.0 $85.3 +13% • Reflects strong organic growth Net Interest Income $61.0 $54.3 +12% • Result of continued strong organic growth, pricing discipline and balance sheet mix management. Provides flexibility to respond to competitive pricing environment Net Interest Margin 4.10% 3.93% +17bps Core (1) Fee Income $35.0 $31.0 +13% • Spread across several business lines Core Efficiency Ratio 59.6% 60.9% - 1.3% • 3 percentage points of positive operating leverage

2Q 2018 Highlights Customer Funding Reflects Continued Core Deposit Strength • Total customer funding increased $85.3 million, or 7% (annualized), from 03/31/18, highlighted by a $62.3 million, or 18% (annualized), increase in noninterest bearing accounts • Core deposits were 86% of total customer deposits, and no - and low - cost checking deposit accounts represented a robust 48% of total customer deposits at 6/30/1 8. These core deposits predominantly represent longer - term, less price - sensitive customer relationships, which are especially valuable in a rising rate environment • Certificates of Deposits (CDs) increased $48.2 million, or 30% (annualized), in Q2 2018, as we continue to take the opportunity to attract longer - term fixed - rate funding and lengthen our overall funding duration in a rising - rate environment Credit Costs • Total credit costs (provision for loan losses, loan workout expenses, OREO expenses, and other credit costs) were $3.2 million for 2Q 2018, an improvement from $4.1 million during 1Q 2018 and an increase from $2.3 million during 2Q 2017 Credit Quality Remains Stable and Strong • Total problem assets improved to $143.0 million , a decrease compared to $151.8 million at 03/31/18 • Delinquencies (including nonperforming delinquencies) were $26.7 million, or 0.54%, of gross loans, compared to $27.1 million, or 0.56%, of gross loans at 03/31/18 • Total NPAs improved $1.7 million, or 3%, to $55.1 million at 6/30/18, compared to $56.9 million at 03/31/18. NPAs to total assets ratio was 0.78%, compared to 0.81% at 03/31/18 • Net charge offs were $2.3 million, or 0.19% (annualized), of average gross loans, an improvement from $3.4 million, or 0.29% (annualized ), in 1 Q 2018 9

2018 Outlook

2018 Outlook Mid - Year Update to Full - Year Outlook 11 • Mid - to high - single - digit loan and deposit growth Mid - Year Update: ✓ • Net interest margin 3.90%s Mid - Year Update: 4.00 – 4.10% • Assumes one rate increase in June 2018 • The impact of any additional rate increases and the magnitude and lag of rising deposit betas will likely determine our ability to get to the upper end of this range for the full year • Total credit costs ( provision, loan workout expenses , OREO expenses, and other credit reserves between $13 – $15 million for the year or approximately 20bps of assets. Credit costs can be uneven quarter to quarter Mid - Year Update: ✓ • Low double - digit non - interest income growth Mid - Year Update: ✓ • Assumes no additional fee - based acquisitions • Efficiency ratio slightly under 60% Mid - Year Update: ✓ • Effective tax rate of approximately 23% . This tax rate may fluctuate quarter to quarter due to equity exercise activity and other factors Mid - Year Update: 20 - 21%

0.91% 0.95% 1.13% 1.15% 1.19% 1.30% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% FY13 Core & Sustainable FY14 Core & Sustainable FY15 Core & Sustainable FY16 Core & Sustainable FY17 Core & Sustainable FY18 Outlook 12 Core & Sustainable (1) ROA Core & Sustainable ROA (1) GAAP ROA 1.07% 1.17% 1.05% 1.06% 0.74% 2018 Outlook (1) Core and Sustainable ROA is a non - GAAP measure that divides (i) net income determined in accordance with GAAP and adjusting it by ta king core net income and normalizing for long - term credit costs, non - recurring accretion from purchased credit impaired loans (“PCI”), and a normal tax rate by (ii) aver age assets. See Appendix 3 for GAAP reconciliation. Adjusted for new corporate tax rate 1.50% Began with Core and Sustainable ROA of 0.70% in 1Q13 1.59% in 2Q 2018

The WSFS Franchise

• Largest independent bank and trust co. HQ in the Del. Valley • $7.1 billion in assets • $19.1 billion in fiduciary assets, including $2.3 billion in assets under management • 77 offices • Founded in 1832, WSFS is one of the ten oldest banks in the U.S . • Major business lines • Retail • Commercial • Wealth Management (1) • Cash Connect ® (ATM cash and related businesses ) (1) The WSFS Franchise 14 (1) Wealth and Cash Connect businesses conducted nationwide

*Most recently available FDIC data The WSFS Franchise 15 Deposits of Traditional Banks in the State of Delaware June 30, 2017* Rank Institution Branch Count Total Deposits in Market Total Market Share ‘16 - ’17 Growth ‘16 - ’17 Growth CAGR ‘08 - ’17 1 M&T Bank Corp (NY) 1 39 6,063,740 29.28% 295,893 5.13% 3.08% 2 PNC Financial Service Group (PA) 38 4,384,463 21.17% 301,151 7.38% 7.66% 3 WSFS Financial Corp (DE) 34 3,690,248 17.82% 225,675 6.51% 10.13% 4 Wells Fargo & Co (CA) 20 2,263,441 10.93% 92,096 4.24% - 4.38% 5 TD Bank (Canada) 2 13 1,151,422 5.56% 183,438 18.95% 14.17% 6 Citizens (RBS - Scotland) 23 1,137,645 5.49% 18,245 1.63% 1.30% 7 Bank of America (NC) 5 685,969 3.31% 409,708 148.3% 45.14% 8 Fulton Financial Corp. (PA) 10 570,966 2.76% 48,715 9.33% 10.20% 9 Artisans’ Bank (DE) 12 461,380 2.23% 18,272 4.12% - 1.31% 10 County Bank (DE) 7 298,288 1.44% 8,257 2.85% 0.46% Top 10 State of Delaware Banks 3 201 $20,707,562 100.00% 1,601,450 8.38% 4.37% (1) M&T Bank deposits excludes a $1.1 billion increase in the Wilmington Trust office. M&T reported ‘16 - ’17 growth is 24.1%. (2) Excludes estimated out of market deposits of TD bank. (3) Top 10 Delaware Banks house 96% of all traditional deposits in the share.

The WSFS Franchise – PA Expansion 16 Strong position as one of the few remaining super - community banks in the attractive and rapidly consolidating southeastern PA markets (1) Source: FDIC (2) Based on customer address of deposit. As of June 30 for the respective year (3) Includes one location (West Capital) in Philadelphia, PA F igures are as of 6/30/2012 & 6/30/2017 Southeastern PA -- Chester, Delaware & Montgomery Counties 2017 2012 Change Market Share (1) 1.86% 0.24% +1.62% Loans (2) $1.29B $442M +192% Deposits (2) $1.19B $323M +268% Locations (3) 29 9 +20 Households (2) 18,157 5,976 +204% Over the past 5 years, WSFS has successfully expanded its franchise into Pennsylvania through: • De novo branches; hiring local lenders • Acquisition of Array / Arrow • Acquisition of Alliance Bank • Acquisition of Penn Liberty Bank • Acquisition of West Capital Management

The WSFS Franchise – PA Expansion

WSFS Financial Corporation

Deposits of Traditional Banks in Chester, Delaware and Montgomery Counties in Pennsylvania

June 30, 2017*

Rank	Institution	Branch Count	Total Deposits in Market	Total Market Share	'16-'17 Growth	'16-'17 Growth	CAGR '08-'17
1	Wells Fargo Bank	80	$10,975,086	19.29%	$977,060	9.77%	6.53%
2	TD Bank	46	$7,785,744	13.68%	$1,228,494	18.73%	5.37%
3	Citizens Bank of Pennsylvania	79	$7,053,405	12.40%	$336,862	5.02%	4.10%
4	PNC Bank	44	$5,475,217	9.62%	$325,942	6.33%	7.38%
5	BB&T	52	$3,071,174	5.40%	($257,602)	-7.74%	9.64%
6	The Bryn Mawr Trust Company	32	$2,573,802	4.52%	$261,527	11.31%	14.57%
7	Bank of America	24	$2,418,975	4.25%	$99,042	4.27%	14.28%
8	Univest Bank and Trust	21	$1,982,274	3.48%	$499,927	33.73%	6.86%
9	Santander Bank	37	$1,900,321	3.34%	$39,228	2.11%	0.84%
10	Key Bank	32	$1,808,369	3.18%	($71,783)	-3.82%	0.41%
14	WSFS Financial Corp (1)	24	$1,055,688	1.86%	($90,006)	-7.86%	28.41%
	Other banks	171	$10,801,499	18.98%	$332,913	3.18%	-1.91%
	Total of the 3 Counties	**642**	**$56,901,554**	**100.00%**	**$3,681,604**	**6.92%**	**4.21%**

(1) $90 million deposit reduction figure includes $29MM of deposit attrition from the Penn Liberty acquisition, $31MM of high-cost CD attrition from the Alliance acquisition and $39MM of customer deposits that were atypically high at 6/30/16

17

The WSFS Franchise - Attractive Markets 18 Sources : S&P Global Market Intelligence, U.S. Census Bureau, Zillow 1 Note: Zillow Home Value Index was not available for Sussex County; information shown details median listing price in Sussex County, DE. - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 Sussex Kent New Castle Delaware Chester Montgomery Population Delaware Southeastern PA - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Sussex Kent New Castle Delaware Chester Montgomery Median Household Income National Average Delaware Southeastern PA - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Sussex Kent New Castle Delaware Chester Montgomery Median Home Value National Average Delaware Southeastern PA Delaware Southeastern PA 1 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Sussex Kent New Castle Delaware Chester Montgomery Number of Businesses Delaware Southeastern PA

Regional Employment Composition Philadelphia - Camden - Wilmington MSA 19 Chart Data Source: Bureau of Labor Statistics: Employees on nonfarm payrolls by industry supersector, Philadelphia - Camden - Wilmington MSA, not seasonally adjusted; July 2017 (1) Unemployment rate is for the State of Delaware, Chester County PA, Delaware County PA, & Montgomery County PA (equally we igh ted). Unadjusted February 2018. Diversity of industries drives stable & favorable employment in our markets Unemployment of 4.2% (1) Mining, logging, and construction 4% Manufacturing 6% Trade, transportation, and utilities 18% Information 2% Financial activities 7% Professional and business services 17% Education and health services 21% Leisure and hospitality 10% Other services 4% Government 11%

$32 $33 $33 $36 $40 $46 $19 $24 $26 $30 $36 $43 $14 $16 $18 $23 $27 $36 33% 35% 34% 35% 34% 36% $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016 2017 Total Core (1) Fee income $ in Millions Trust & Wealth Cash Connect Bank Segment WSFS Strategic Plan goal of fee (non - interest) income to total revenue of 40% by 4Q 2018 The WSFS Franchise – Diversified & Robust Fee Income 20%’s represent fee (non - interest) income / total revenue (1) These are non - GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and no t as a substitute for GAAP results . See Appendix 3 for reconciliation to GAAP financial information. 5 Year CAGR Trust & Wealth: 21% Cash Connect: 18% Bank: 8%

The WSFS Franchise – WSFS Wealth A Full - Service Wealth Management Offering 21 Net Revenue of $14.3 million in 2Q 2018 Pre - tax Profit of $5.1 million

The WSFS Franchise – Cash Connect ® 22 • Leading provider of ATM vault cash, armored carrier management, cash forecasting services, insurance and equipment services • Approximately $944 million in vault cash managed • Approximately 26,000 non - bank ATMs in all 50 States • Vault cash margin pressure offset by additional managed services • Operates 439 ATMs for WSFS Bank; largest in - market ATM franchise • $10 million in net revenue (fee income less funding costs) and $1.5 million in pre - tax profitability in 2Q 2018 • 5 year CAGR for net revenue is 13.4% • Also serves as an innovation center for the company, both expanding core ATM offerings and additional payment - , processing - and software - related activities; e.g ., launched WSFS Mobile Cash – allows Customers to securely withdraw cash from ATMs by using their WSFS Mobile Banking App • Growing smart safe pipeline generated by several national channel partners that are actively marketing our program, in addition to almost 2,000 smart safes as of 6/30/18, up from just over 100 safes at the end of 2015

Embracing Innovation as a Catalyst for Growth 23

Selected Financial Information

Cash Connect 8% Investments 17% BOLI <1% Non - Earning Assets 6% Net Loans 69% The WSFS Franchise - WSFS Bank 25 Assets $7.1 Billion; Net Loans $4.9 Billion Asset Composition – June 30, 2018 5% 12% 6% 53% 24% CRE C&I Residential Mortgages Consumer Construction • Commercial loans comprise 83% of the loan portfolio • C&I (including owner - occupied real estate), the largest component , makes up 53% of the loan portfolio

Total Funding – $7.1 Billion; Customer Deposits – $5.0 Billion Funding Composition – June 30, 2018 Other Liabilities 1% Wholesale Deposits 4% Borrowings 13% Equity 11% Customer Deposits 71% Non - interest DDA 28% Interest DDA 19% Money Market & Savings 39% Time 14% • Core deposits represent 86% of total customer deposits and non - interest and very low interest DDA (WAC 38bps) stand at 48% of customer funding The WSFS Franchise - WSFS Bank 26

The WSFS Franchise - Balanced Growth 27 Balance sheet composition has remained steady as WSFS has grown 53% 53% 24% 23% 9% 5% 10% 13% 4% 6% 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 June 30, 2013 June 30, 2018 Loan Composition C&I CRE Residential Mortgage Consumer Construction 9% 11% 25% 18% 15% 20% 13% 14% 26% 27% 12% 10% 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 June 30, 2013 June 30, 2018 Funding Composition Equity Borrowings & Other Non-Interest DDA Interest DDA Money Market & Savings Time

Well Positioned for Rising Rates As of 6/30/18 (WSJ Prime @ 5.00% ) 28 Balance Sheet Drivers • High % of variable/adjustable rate total loan portfolio: 64% • High % core deposits: 86%; high % non - interest bearing and low - interest DDA: 48% • Solid brand and position / WSFS is a market “price leader” • Assumes long - term historical deposit beta of 50% (1) WSFS IRR model estimates: Static Balance Sheet / Instantaneous Rate Shocks 12 month BPS Change (1) NII % Impact NII $ Impact +25 0.5% +1.2mm +50 1.0% +2.4mm + 100 2.0% +4.7mm +200 3.7% +8.8mm

0.78% 0.20% 0.70% 1.20% 1.70% 2.20% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Overall Credit Trends Remain Strong 29 0.54% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Delinquencies Large Relationship (3) Delinquencies (2) / Gross Loans Weighted Average Risk Rating (1) (1) 10 point scale; 1 is substantially risk - free, 10 is a loss. Figures are based on loan outstandings. High point of 5.53 repres ents the high point since WSFS converted to a 10 point scale in 1Q12. (2) Includes non - accruing loans (3) One large $15.4 million, highly - seasonal relationship that was exited in 3Q 2016 4.95 4.00 4.20 4.40 4.60 4.80 5.00 5.20 5.40 5.60 5.80 6.00 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 13.28% 19.24% 10% 15% 20% 25% 30% 35% 40% 45% 50% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Classified Loans Criticized Loans Criticized & Classified Loans / Tier - 1 + ALLL NPAs / Total Assets High point during the cycle of 3.03% in 1Q12 High point during the cycle of 2.61% in 3Q09 High point during the cycle of 5.53 in 1Q12 High point during the cycle of: Criticized: 105.6% in 1Q10 Classified: 70.5% in 3Q09

Loan Portfolio Composition Outstanding Balances as of 6/30/2018 30 No industry or CRE concentrations in the loan portfolio Commercial & Industrial: $1.53 billion Owner Occupied CRE: $1.09 billion Top 25 Relationships ($): $527 million Top 25 Relationships (% of C&I/OOCRE portfolio): 20% Top 25 Relationships (% of commercial loans): 11% Non Owner Occupied CRE $1.16 billion Construction $297 million Top 25 Relationships ($): $584 million Top 25 Relationships (% of CRE portfolio): 40% Top 25 Relationships (% of commercial loans): 12% Other Services (except Public Administration) 13% Accommodation and Food Services 12% Retail Trade 9% Construction 9% Health Care and Social Assistance 9% Manufacturing 8% Real Estate Rental and Leasing 8% Wholesale Trade 6% Other (13) 26% C&I & Owner Occupied CRE Mixed Use 2% Flex, Warehouse, Self - Storage, General Industrial 10% Office 18% Retail 28% Residential 1 - 4 16% Residential Multi - Family 15% Special Use & Other 11% CRE Investor & Construction

12/12 12/13 12/14 12/15 12/16 12/17 6/18 TRBC 14.29% 14.36% 13.83% 13.11% 11.93% 12.08% 12.68% Tier - 1 Capital 13.04% 13.16% 12.79% 12.31% 11.19% 11.36% 11.97% Excess RBC (above 10%) $140,117 $153,542 $ 147,186 $146,788 $66,939 $119,940 $157,146 TCE (1) 7.72% 7.69% 9.00% 8.84% 7.55% 7.87% 8.40% TBV/Share (1) $12.74 $12.89 $15.30 $16.30 $15.80 $17.06 $18.35 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 12/12 12/13 12/14 12/15 12/16 12/17 6/18 Total Risk-Based Capital Well Capitalized Requirement Robust Capital to Grow and to Return to Shareholders 31 Total Risk Based Capital (TRBC) 000’s (1) Holding Company ratio. This is a non - GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 3 for reconciliation to GAAP financial information.

Strong Alignment / Capital Management 32 • Executive management bonuses and equity awards based on bottom - line performance • ROA, ROTCE and EPS growth • Insider ownership 1 is over 5% • Board of Directors and Executive Management ownership guidelines in place and followed • In 2Q 2018, WSFS repurchased 50,000 shares of common stock at an average price of $51.56 as part of our 5% buyback program approved by the Board of Directors in 4Q 2015 • 579,194 shares remaining to purchase under the current authorization • $35.8 million in cash remains in the Holding Company as of 6/30/18 • The Board of Directors approved a quarterly cash dividend of $0.11 per share of common stock. This will be paid on 8/24/18 to shareholders of record on 8/10/18 (1) As defined in our most recent proxy state ment , as adjusted for unvested stock options approved by shareholders and awarded to the CEO and EVPs in April 2013.

33 (1) Completed by the Gallup Organization, as of December 31, 2017 (2) Per Bloomberg; closing price as of June 29 , 2018 Business Model and Total Shareholder Returns

Appendices

Appendix 1 – Management Team

Mark A. Turner, 55, has served as President and Chief Executive Officer since 2007. He was elected Chairman of the Board of Directors in July 2017. Mr. Turner was previously Chief Operating Officer and the Chief Financial Officer for WSFS. Prior to joining WSFS, his experience includes working at CoreStates Bank and Meridian Bancorp. Mr. Turner started his career at the international professional services firm of KPMG, LLP. He received his MBA from the Wharton School of the University of Pennsylvania, his Master's Degree in Executive Leadership from the University of Nebraska and his Bachelor's Degree in Accounting and Management from LaSalle University.

Rodger Levenson, 57, has served as Executive Vice President and Chief Operating Officer since July 2017. Mr. Levenson was previously the Chief Commercial Banking Officer from 2006 to 2015, interim Chief Financial Officer from March 2015 to May 2016 and Chief Corporate Development Officer from May 2016 to July 2017. From 2003 to 2006, Mr. Levenson was Senior Vice President and Manager of the Specialized Banking and Business Banking Divisions of Citizens Bank. Mr. Levenson received his MBA in Finance from Drexel University and his Bachelor's Degree in Finance from Temple University.

Dominic C. Canuso, CFA, 43, joined WSFS in 2016 as Executive Vice President and Chief Financial Officer. From 2006 to 2016, he was Finance Director at Barclays' US Credit Card Business, most recently serving as Line of Business CFO. Prior to Barclays, he was at Advanta Bank and Arthur Andersen Consulting. Mr. Canuso received his Executive MBA and Bachelor's Degree from Villanova University.

Arthur Bacci, 59, joined WSFS as Executive Vice President and Chief Wealth Officer in April 2018. Prior to joining WSFS, Art was a Vice President at Principal Financial Group, a diversified global investment management firm, where he most recently served as Head of Principal's Hong Kong business from 2013 to 2018. Art joined Principal in 2002 as chief financial officer of Principal Trust Company (in Delaware). He subsequently was named CEO/President of the trust company and Principal Bank. He began his career with Bank of America and has held management positions with the William E. Simon & Sons private equity group and with a fin-tech company involved with financial advisory and trading products. Art received his BS in Finance from San Jose State and a MBA from Santa Clara University. He has also participated in leadership and management programs at the University of Pennsylvania Wharton School.

Lisa M. Brubaker, 54, has served as Chief Technology Officer since May 2018. Ms. Brubaker previously served as Senior Vice President, Director of Retail Strategies since 2006 and has held of a variety of management positions with WSFS Bank over her 31 year career. Ms. Brubaker received a Bachelor's degree from the University of Delaware and is an Aresty Scholar of the Wharton School of Executive Education.

35

Appendix 1 – Management Team 36 Steve Clark, 60, joined WSFS Bank in 2002 and has served as Executive Vice President and Chief Commercial Banking Officer since May 2016. From 2002 thru 2006, Mr. Clark led and managed the establishment of the Middle Market lending unit, and in 2007 became Division Manager of the Business Banking and Middle Market Divisions. Prior to 2002, he spent 23 years in various commercial banking positions at PNC Bank and its predecessor companies. Mr. Clark received his MBA in Finance from Widener University and his Bachelor’s Degree in Business Administration (Marketing) from the University of Delaware. Peggy H. Eddens, 62, Executive Vice President, Chief Associate and Customer Experience Officer, joined WSFS Bank in 2007 . From 2003 to 2007 she was Senior Vice President for Human Resources and Development for NexTier Bank, Butler PA. Ms. Eddens received a Master of Science Degree in Human Resource Management from La Roche College and her Bachelor’s Degree in Business Administration with minors in Management and Psychology from Robert Morris University. Paul S. Greenplate, 60, Executive Vice President and Chief Risk Officer, joined WSFS in 1999 and prior to his leadership role in the Risk Division, he served as Senior Vice President and Treasurer. As Executive Vice President and Chief Risk Officer, Mr. Greenplate oversees all independent Risk Management functions including, Credit Risk Management, Real Estate Services, Asset Recovery, Enterprise Risk Management, Legal, Internal Audit, Loan Review and Regulatory Compliance. Mr. Greenplate graduated from the University of Delaware with a Bachelor’s Degree in Economics. Thomas Stevenson, 65, has served as President of Cash Connect Division since 2003. Mr. Stevenson joined WSFS in 1996 as Executive Vice President and Chief Information Officer. Prior to joining WSFS, Mr. Stevenson was the Manager of Quality Assu ran ce at Electronic Payment Services. Mr. Stevenson attended Wayne State University and the Banking and Financial Services program at the University of Michigan’s Graduate School of Business Administration . Patrick J. Ward, 62, joined WSFS in August 2016 as Executive Vice President, Pennsylvania Market President. He also serves on the Board of Directors of WSFS Financial Corporation. Mr. Ward has over 32 years of banking industry experience and previously se rve d as Chairman and CEO of Penn Liberty Bank. He was an EVP of Citizens Bank of Pennsylvania from January 2003 until January 2004 . Prior thereto, Mr. Ward served as President and CEO of Commonwealth Bancorp, Inc., the holding company for Commonwealth Bank, until its acquisition by Citizens Bank in January 2003. Mr. Ward is a graduate of Carnegie Mellon University with a Bac hel or’s Degree in Economics and earned an MBA from the University of Notre Dame. Richard M. Wright, 65, Executive Vice President and Chief Retail Banking Officer since 2006. From 2003 to 2006, Mr. Wright wa s Executive Vice President, Retail Banking and Marketing for DNB First in Downingtown, PA. Mr. Wright received his MBA in Management Decision Systems from the University of Southern California and his Bachelor’s Degree in Marketing and Economics from California State University.

Appendix 2 – Business Model 37

Appendix 3 – Non - GAAP Financial Information Tangible common equity to assets and Tangible common book value per share 38 3 Months Ended 3 Months Ended 3 Months Ended June, 30, 2018 March 31, 2018 June 30, 2017 Total Assets $7,112,547 $6,987,931 $6,822,427 Less: Goodwill and other intangible assets $187,259 $187,790 $189,983 Total Tangible Assets $6,925,288 $6,800,141 $6,632,444 Total Stockholders Equity $768,977 $746,279 $722,623 Less: Goodwill and other intangible assets $187,259 $187,790 $189,983 Total Tangible Common Equity (non - GAAP) $581,718 $558,489 $532,640 Tangible Common Book Value Per Share Book Value per Share (GAAP) $24.25 $23.72 $22.99 Tangible Common Book Value Per Share (non - GAAP) $18.35 $17.75 $16.94 Tangible Common Equity to Assets Equity to Asset Ratio (GAAP) 10.81% 10.68% 10.59% Tangible Common Equity to Asset Ratio (non - GAAP) 8.40% 8.21% 8.03%

39 Appendix 3 – Non - GAAP Financial Information Core: GAAP Reconciliation Three months ended June 30, 2018 March 31, 2018 June 30, 2017 GAAP net (loss) income $28,740 $37,350 $20,570 Plus (less): Pre - tax adjustments: Securities gains, unrealized gains, recovery of/provision for fraud loss and corporate development costs 457 (17,032) (342) (Plus)/less: Tax impact of pre - tax adjustments (108) 4,071 120 Non - GAAP net income $29,089 $24,389 $20,348 GAAP return on average assets (ROA) 1.65% 2.20% 1.23% Plus (less): Pre - tax adjustments: Securities gains, unrealized gains, recovery of/provision for fraud loss and corporate development costs 0.03 (1.01) (0.02) (Plus) less: Tax impact of pre - tax adjustments (0.01) 0.24 0.01 Core ROA (non - GAAP) 1.67% 1.43% 1.22% EPS (GAAP) $0.89 $1.16 $0.64 Plus (less): Pre - tax adjustments: Securities gains, unrealized gains, recovery of/provision for fraud loss and corporate development costs 0.01 (0.53) (0.01) (Plus) less: Tax impact of pre - tax adjustments 0.13 Core EPS (non - GAAP) $0.90 $0.76 $0.63 Calculation of return on average tangible common equity: GAAP net (loss) income $28,740 $37,350 $20,570 Plus: Tax effected amortization of intangible assets 543 541 474 Net tangible income (non - GAAP) $29,283 $37,891 $21,044 Average shareholders’ equity $ 757,416 $725,714 $713,781 Less: average goodwill and intangible assets 187,577 188,209 190,125 Net average tangible common equity $ 569,839 $537,505 $523,656 Return on average tangible common equity (non - GAAP) 20.61% 28.59% 16.12% Calculation of core return on average tangible common equity: Non - GAAP net income $29,089 $24,389 $20,348 Plus: Tax effected amortization of intangible assets 543 541 474 Core net tangible income (non - GAAP) $29,632 $24,930 $20,822 Net average tangible common equity $569,839 $537,505 $523,656 Core return on average tangible common equity (non - GAAP) 20.86% 18.81% 15.95%

Appendix 3 – Non - GAAP Financial Information Core: GAAP Reconciliation 40 (1) Net Interest Income plus Core Non - interest Income. (2) Noninterest expense divided by (tax - equivalent) net interest income plus noninterest income . (3) Core noninterest expense divided by (tax - equivalent ) net interest income plus core non interest income. (4) Non interest income divided by (tax equivalent) net interest income and non interest income. (5) Core non interest income divided by (tax equivalent) net interest income and core non interest income 3 Months Ended 3 Months Ended 3 Months Ended June, 30, 2018 March 31, 2018 June 30, 2017 Net Interest Income (GAAP) $60,989 $57,714 $54,314 Core Net Interest Income (non - GAAP) $60,989 $57,714 $54,314 Noninterest Income (GAAP) $34,987 $47,467 $31,676 Less: Unrealized gains on equity investment ($15,346) Less: Securities gains ($21) ($708) Core Non - interest Income (non - GAAP) $34,987 $32,100 $30,968 Core Net Revenue (1) (non - GAAP) $95,976 $89,814 $85,282 Core Net Revenue (non - GAAP) ( (tax - equivalent ) $96,316 $90,158 $86,000 Noninterest Expense (GAAP) $57,831 $53,412 $52,727 Less: Corporate Development ($457) ($366) Plus/Less: (Recovery of)/provision for fraud Loss $1,665 - Core Noninterest Expense $57,374 $55,077 $52,361 Efficiency Ratio (Reported) (2) 60.04% 50.62% 60.81% Core Efficiency Ratio (3) 59.6% 61.1% 60.9% Fee Income / Total Revenue (4) 36.33% 44.98% 36.53% Core Fee Income / Total Revenue (5) 36.3% 35.6% 36.0%

Appendix 3 – Non-GAAP Financial Information

WSFS Financial Corporation

Core & Sustainable ROA: GAAP Reconciliation

	FY17	FY16	FY15	FY14	FY13	FY12
Reported (GAAP) ROA	**0.87**	**1.06**	**1.05**	**1.17**	**1.07**	**0.73**
Non-recurring PCI accretion			(0.02)			
Long-term credit normalization	(0.00)	0.04	(0.00)	(0.09)	(0.05)	0.33
Securities Gains	(0.02)	(0.03)	(0.02)	(0.01)	(0.05)	(0.33)
SASCO write up					(0.06)	
Corporate Development expense	0.01	0.09	0.10	0.06	0.01	
Debt Extinguishment	0.01		0.01			0.06
FHLB Dividend			(0.01)			
BOLI						(0.02)
Fraud Loss	0.03					
Contribution	0.02					
Tax Normalization	0.27	(0.01)	0.02	(0.18)	(0.01)	0.00
Core & Sustainable ROA	**1.19**	**1.15**	**1.13**	**0.95**	**0.91**	**0.77**

	2Q18	1Q18	4Q17	3Q17	2Q17	1Q17	4Q16	3Q16	2Q16	1Q16	4Q15	3Q15	2Q15	1Q15	4Q14	3Q14	2Q14	1Q14	4Q13	3Q13	2Q13	1Q13	4Q12
Reported (GAAP) ROA	**1.65**	**2.20**	**(0.56)**	**1.2**	**1.23**	**1.12**	**1.08**	**0.82**	**1.23**	**1.13**	**1.03**	**1.14**	**0.98**	**1.06**	**1.07**	**0.99**	**1.12**	**1.52**	**1.09**	**1.29**	**1.00**	**0.91**	**0.70**
Non-recurring PCI accretion											(0.07)												
Long-term credit normalization	(-0.01)	0.03	0.04	0.01	(0.03)	(0.02)	0.10	0.14	(0.05)	(0.05)	0.00	(0.04)	0.10	(0.07)	(0.11)	(0.12)	(0.13)	0.01	(0.04)	(0.03)	(0.03)	(0.11)	0.08
Securities Gains		(0.71)	(0.01)	(0.02)	(0.03)	(0.01)	(0.02)	(0.04)	(0.03)	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)	0.00	0.00	(0.02)	(0.03)	(0.04)	(0.02)	(0.05)	(0.10)	(0.22)
SASCO write up																				(0.22)			
Corporate Development expense	0.03		0.00	0.01	0.02	0.01	0.06	0.27	0.03	0.02	0.27	0.05	0.05	0.03	0.06	0.15	0.01	0.02	0.03				
Debt Extinguishment				0.02							0.03												0.22
FHLB Dividend														(0.05)									
Fraud Loss (recovery)		(0.06)	0.10																				
Contribution			0.05																				
Legal Settlement			0.44																				
Tax Normalization	(-0.08)	(0.02)	1.25	0.00	(0.02)	(0.06)	(0.02)	0.00	(0.04)	0.01	0.00	0.02	0.00	0.04	(0.04)	(0.02)	(0.01)	(0.62)		(0.03)			
Core & Sustainable ROA	**1.59**	**1.44**	**1.31**	**1.22**	**1.17**	**1.04**	**1.20**	**1.19**	**1.14**	**1.10**	**1.24**	**1.16**	**1.11**	**0.98**	**0.98**	**1.00**	**0.97**	**0.90**	**1.04**	**0.99**	**0.92**	**0.70**	**0.78**

41

For more information please contact: Investor Relations: Dominic C. Canuso (302) 571 - 6833 or dcanuso@wsfsbank.com www.wsfsbank.com Corporate Headquarters 500 Delaware Avenue Wilmington, DE 19801 42